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                                                                    EXHIBIT 99.1

                        CORPORATE OFFICE PROPERTIES TRUST

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

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     I, Clay W. Hamlin, III, Chief Executive Officer of Corporate Office
Properties Trust, a Maryland real estate investment trust (the "Company"), hereby certify that:

     (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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/s/ Clay W. Hamlin, III
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 Clay W. Hamlin, III
 Chief Executive Officer
Date: August 13, 2002
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